Prime Series

SNAP® Fund Class Shares

Supplement Dated February 29, 2012 to

Prospectus Dated October 31, 2011

The following supplements information contained in the Prospectus of SNAP Fund Class of Prime Series, a series of PFM Funds, a Virginia business trust (the “Trust”).

The definition of “Business Day” in the section of the Prospectus captioned “Investing in the Fund” is replaced in its entirety with the following:

“Shares of the Fund may be purchased and redeemed Monday through Friday except for holidays on which the Federal Reserve Bank of New York or the bond market is closed (each, a “Business Day”).”

The paragraph entitled “Calculating Net Asset Value per Share (NAV)” in the section of the Prospectus captioned “The Trust’s Policies” is replaced in its entirety with the following:

“The Fund calculates its NAV as of 2:00 P.M. Eastern Time each Business Day, except that on any day on which the Securities Industry and Financial Markets Association has called for an early close of trading in the bond market, the NAV will be determined as of close of trading in the bond market on that day. To calculate NAV, the Fund first subtracts its total liabilities from its total assets, then divides the result by the number of outstanding shares. The Fund follow rules of the Securities and Exchange Commission (“SEC”) when valuing its assets. Like most money market funds, the Fund uses the amortized cost method, which takes into account any premiums or discounts to the face value of securities the Fund buys. Under this method, changes in interest rates do not affect the valuation.”

The date of this Supplement is February 29, 2012.

Please retain this Supplement for future reference.